                                                                     EXHIBIT (b)

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
          St. Paul, Minnesota                                  55101
   (Address of principal executive offices)                  (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                      Pacific Aerospace & Electronics, Inc.
                     (Issuer with respect to the Securities)

                 Washington                               13-5160382
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
      incorporation or organization)

   430 Olds Station Road, Third Floor
          Wenatchee, Washington                              98801
   (Address of Principal Executive Offices)                (Zip Code)


               10% Senior Subordinated Pay-In-Kind Notes due 2007
                       (Title of the Indenture Securities)


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                                    FORM T-1
                                    --------

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

Items 3-15     Items 3-15 are not applicable because to the best of the
               Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

    * Incorporated by reference to Registration Number 333-67188.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 11th day of March, 2002.

                                       U.S. BANK NATIONAL ASSOCIATION

                                       By:  /s/ Frank P. Leslie III
                                            ------------------------------------
                                                Frank P. Leslie III
                                                Vice President

By:   /s/ Lori-Anne Rosenberg
      ---------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    Exhibit 6
                                    ---------

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March 11, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:   /s/ Frank P. Leslie III
                                                  ------------------------------
                                                  Frank P. Leslie III
                                                  Vice President

By:    /s/ Lori-Anne Rosenberg
       -----------------------------------
       Lori-Anne Rosenberg
       Assistant Vice President

                                    Exhibit 7
                                    ---------
                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2001

                                    ($000's)

Assets                                                              12/31/2001
                                                                 ---------------
     Cash and Due From Depository Institutions                    $    9,775,116
     Federal Reserve Stock                                                     0
     Securities                                                       26,316,516
     Federal Funds                                                     1,261,731
     Loans & Lease Financing Receivables                             109,012,892
     Fixed Assets                                                      1,414,464
     Intangible Assets                                                 8,158,687
     Other Assets                                                      6,637,699
                                                                 ---------------
          Total Assets                                            $  162,577,105

Liabilities
     Deposits                                                     $  104,077,584
     Fed Funds                                                         4,365,180
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 313,719
     Other Borrowed Money                                             25,030,765
     Acceptances                                                         201,492
     Subordinated Notes and Debentures                                 5,348,437
     Other Liabilities                                                 3,894,231
                                                                 ---------------
     Total Liabilities                                            $  143,231,408

Equity
     Minority Interest in Subsidiaries                            $      981,870
     Common and Preferred Stock                                           18,200
     Surplus                                                          12,068,893
     Undivided Profits                                                 6,276,734
                                                                 ---------------
          Total Equity Capital                                    $   19,345,697

Total Liabilities and Equity Capital                              $  162,577,105


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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Julie Eddington
         -------------------
         Assistant Vice President

Date:  March 4, 2002